

RoyalBank
AMERICA
Shareholders
Community
Customers
Co-Workers
Member FDIC


RoyalBank
AMERICA


RoyaBank
AMERICA
Notice Regarding Forward-Looking Statements
Except for historical information, the matters discussed during the meeting may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including projections, estimates and descriptions of future events.
Any such statements are based on current expectations and current economic conditions and are subject to risks and uncertainties that may cause actual results to differ materially from the results anticipated in these forward-looking statements. We direct the audience to the cautionary statement contained in our Form 10-Ks, 10-Qs and other periodic reports filed with the United States Securities and Exchange Commission.


RoyalBank
AMERICA
PLEASE WELCOME
Robert R. Tabas Chairman

Today's **Agenda**

- Welcome & introduction - Robert Tabas, Chairman
- Management presentation
  - Kevin Tylus, President & CEO
  - Michael Thompson, CFO
  - Tim Davis, Head of Marketing
- Formal meeting
- Q&A session

Chairman's **Welcome**

- ☐ Welcome and introductions
- ☐ A culture of independence and active director participation and oversight
- ☐ Regular use of outside industry experts


PLEASE WELCOME
F. KEVIN TYLUS CEO
RoyalBank
AMERICA

CEO's **Presentation**

- FINANCIAL GOALS AND RESULTS
- REGULATORY UPDATES
- BALANCE SHEET AND DEBT STRATEGIES
- GOING TO MARKET
- RBPAA STOCK PROFILE
- BRAND, CULTURE, TEAM

2015 Stated Priorities

- Profitability improvement program continuance
- Deepen customer relationships for “economic value”
- Continued quality loan growth
- Achieve regulatory compliance
- Further capital and equity improvement
- Consider non-organic growth when and where appropriate

Financial **Goals and Results**

- Exceeded 2015 financial goals
- Permitted partial reversal of DTA
- Increase in assets and equity
- In-market customer growth and deeper relationships

Regulatory Upgrades

- Satisfied FDIC and PADOB MOUs
- Progress on FED non-public MOU; Capital plan approval

Deferred **Tax Asset (DTA)**

Valuation Allowance


85%
15%

or $5.4 million
(of valuation)

- During Q4, reversed portion of the valuation allowance related to net deferred tax assets
- Result was net tax benefit of $5.1 million, which contributed to the 2015 earnings


PLEASE WELCOME CFO
MICHAEL THOMPSON
RoyalBank
AMERICA

CFO's Presentation

- 2015 AT A GLANCE
- NET INCOME
- LOAN & ASSET QUALITY
- TOTAL LOANS AND DEPOSITS
- PROFITABILITY
- CAPITAL RATIOS
- SERIES A DISCUSSION
- DEFERRED TAX ASSET
- 2016 Q1 EARNINGS HIGHLIGHTS

FY 2015 at a Glance

Performance Metrics

- ROAA: 1.49%
- ROE: 16.81%
- NET INTEREST MARGIN: 3.38%
- YIELD ON LOANS: 5.41%
- NON-INTEREST INCOME: 0.54%
- NON-INTEREST EXPENSE: 2.96%
- EFFICIENCY RATIO: 81.76%

Balance Sheet

- TOTAL ASSETS: $788,283
- GROSS LOANS: $499,103
- TOTAL DEPOSITS: $577,892
- CORE DEPOSITS: $561,076
- TOTAL EQUITY: $71,904
- TANGIBLE COMMON EQ.: $53,048
- LOAN TO DEPOSIT RATIO: 84.69%

Asset Quality

- NON-ACCRUING LOANS: $5,492
- OTHER REAL ESTATE OWNED: $7,435
- TOTAL NON-PERFORMING ASSETS: $12,927
- NPAS / ASSETS: 1.64%
- NPLS / TOTAL LOANS: 1.10%
- ALLOWANCE FOR LOAN LOSSES: $9,689
- ALLL / NON-ACCRUING LOANS: 176.42%
- ALLL / GROSS LOANS: 1.94%

Capital

- TCE / TA - COMPANY: 6.73%
- TIER 1 LEVERAGED RATIO[1]: 10.82%
- TIER 1 RISK BASED CAPITAL RATIO[1]: 14.85%
- TOTAL RISK BASED CAPITAL RATIO[1]: 16.12%

(1) Represents bank-level regulatory data

Net Income

FULL YEAR 2013	FULL YEAR 2014	FULL YEAR 2015
$2,109,000	$5,110,000	$10,993,000*

*Net income was $5.85MM, or a 15% increase from 2014, excluding tax benefit of $5.1MM

Quality of Loans & Assets

NON-PERFORMING LOANS IN THOUSANDS



$23,004
$24,000
$16,000
$10,157
$9,813
$8,000
$5,492
$0
YE12
YE13
YE14
YE15

NPAs TO TOTAL ASSETS



5%
4.71%
3%
2.70%
2.67%
2%
1.64%
0%

NPLs TO TOTAL LOANS



7%
6.65%
5%
2.77%
2.36%
2%
1.10%
0%
YE12
YE13
YE14
Q115

Total **Loans & Deposits**



TOTAL LOANS (RBPAA) IN THOUSANDS
$515,000
$420,000
$325,000
$499,103
$415,132
$367,927
$345,737
YE12
YE13
YE14
YE15



TOTAL DEPOSITS (RBPAA) IN THOUSANDS
$585,000
$547,500
$510,000
$577,892
$554,917
$530,425
YE12
YE13
YE14
FY15

Profitability

ROAA



2.00%
0.00%
-2.00%
-1.91%
0.28%
0.70%
1.49%
YE12
YE13
YE14
YE15

ROAE



20.00%
-2.50%
-25.00%
-23.05%
4.17%
9.04%
16.81%
YE12
YE13
YE14
YE15

EFFICIENCY RATIO



105.00%
90.00%
75.00%
100.32%
100.78%
84.49%
81.76%
YE12
YE13
YE14
YE15

NET INTEREST MARGIN (RBPAA)



3.40%
3.10%
2.80%
2.94%
2.92%
3.25%
3.38%
YE12
YE13
YE14
YE15

Capital **Ratios**

TCE / TA


7.00%
4.50%
2.00%
2.51%
2.34%
5.92%
6.73%
YE12
YE13
YE14
YE15

TOTAL RBC RATIO[1]


17.00%
16.50%
16.00%
16.73%
16.49%
16.44%
16.12%
YE12
YE13
YE14
FY15

TIER 1 RATIO[1]


16.00%
15.25%
14.50%
15.44%
15.22%
15.17%
14.85%
YE12
YE13
YE14
YE15

LEVERAGE RATIO[1]


11.00%
9.75%
8.50%
8.93%
9.73%
10.52%
10.82%
YE12
YE13
YE14
YE15

(1) Represents bank-level regulatory data.

Series A **Discussion**

- Eliminated 51% of original TARP since July 2014.
- $14.9MM of principal and $7.5MM of dividends in arrears remain.

Feb. 2009
$30.4MM
Issued by US Treasury to RBPAA

Aug. 2009
Began deferring dividends on TARP shares

July 2014
$14MM
Raised in a Private Placement

Redeemed $11.6MM; eliminated $3.5MM dividends in arrears

Aug. 2014
$6.0MM
Raised from Shareholder Rights Offering

March 2016
Repurchased $4.0MM; approx. $2.0MM of dividends

Upfront savings of $225M and $360M annually

Capital Plan in place to address remaining Series A

Deferred **Tax Asset (DTA)**

Valuation Allowance



85%
15%

or $5.4 million
(of valuation)

- During Q4, reversed portion of the valuation allowance related to net deferred tax assets
- Result was net tax benefit of $5.1 million, which contributed to the 2015 earnings

Highlights of Q1 2016 Results

- Net income: $2.2MM
- ROAA: 1.11%
- ROAE: 11.98%
- Total loan growth: $32.0MM or 6.4% from 12/31/15
- Total deposit growth: $11.4MM or 2.0% from 12/31/15
- Net interest margin: 3.51%
- Efficiency ratio: 72.21%
- NPA ratio: 1.58% ; NPL ratio: 0.98%


Modern, Efficient Delivery Systems
for engaging customers
RBA
Accounts
Checking
Savings
Loan
Line of Credit
Kevin Tylus
& Tim Davis

Going to Market

- Market opportunities, community support, and facilities improvements
- Web-based enhancements for customer engagement
- Online loan and deposit products
- Multi-channel marketing


Allpoint
ATM ALLIANCE
Reading
Pottsgrove
Souderton
Lansdale
Warrington
North Wales
Ewing Township
Newtown
Princeton
West Windsor Township
Robbinsville
Glenmoore
Coatesville
Parkesburg
West Chester
Cochranville
Oxford
North Star
Greenville
Chester
Paulsboro
Camden
Philadelphia
Abington
Flourtown
Wyndmoor
Bensalem
Westampton
Mt Holly
Lumberton
Pemberton Township
Southampton
Medford
Medford Lakes
Tabernacle
Evesham
Gloucester Township
Berlin
Mantua Township
Logan Township
Havertown
Wayne
Narvon
Coatesville
KEVIN TYLUS
28

Royal **in the Community**


Cradles to Crayons
Providing the essentials for childhood
www.cradlestocrayons.org

Organizations We Have Supported

- Alex's Lemonade Stand
- Berks Food Bank
- Bridgeport Little League
- Career Wardrobe
- Christine's Hope For Kids
- Clarifi - Financial Literacy
- Cradles To Crayons
- Dress For Success
- Homers For Hope
- Interfaith Hospitality Network
- MLK Day
- Settlement Music School
- Special Parents & Kids Network
- The Salvation Army

and many more!

Facilities **Improvements**

Narberth

Willow Grove



Facilities **Improvements**

Narberth

Willow Grove



Facilities **Improvements**

Narberth

Willow Grove


SportClips
HAIRCUTS
RoyalBank
AMERICA

Facilities **Improvements**

Narberth

Willow Grove


RoyalBank
AMERICA
24 Hour Banking
DEPOSITORY

Online Loan and Deposit Products

- Online home equity applications
- Online deposit account opening
- Consumer and business mobile apps

Website **Coming Soon**

New Website

Improved User Experience

New Functions



RoyalBank
AMERICA
PERSONAL BANKING
BUSINESS BANKING
CURRENT RATES
ABOUT ROYAL
Welcome to Royal
Learn More
Open an Account
Apply for a Loan
Find an ATM
Download our App

Website **Coming Soon**

New Website

Improved User Experience

New Functions


LOCATIONS
LOG IN
PERSONAL BANKING
BUSINESS BANKING
CURRENT RATES
ABOUT ROYAL

Website **Coming Soon**

New Website

Improved User Experience

New Functions


Midtown Village
Walnut St
Chestnut St
Chancellor St
Locust St
Click on a branch location for more information.
Allpoint
55,000 Surcharge-Free ATMs
PHILADELPHIA
Midtown Village
1230 Walnut Street
Philadelphia, PA 19107
215.735.6200
ATM – 24/7
Lobby Hours
Mon – Fri: 8:30 AM – 5:30 PM
Sat: 9 AM – 12 PM
Sun: Closed
Contact Branch Manager
Get Directions
Northern Liberties
Northeast Philadelphia
Oxford Circle
DELAWARE COUNTY
Villanova

Website Coming Soon

New Website

Improved User Experience

New Functions


PERSONAL LOAN CALCULATOR
Our loan calculator will help guide you through your financial decisions, because smart banking is finding the right loan at the right :erms. This is a great tool to get you started, whether you're looking to borrow for small expenses or to consolidate debt.
The results of any loan calculator are not intended to be and should not be considered a decision of, or a commitment to the loan type or amount for which you may qualify.
Payment Amount
$
Down Payment
$

Website **Coming Soon**

New Website

Improved User Experience

New Functions



25
REQUEST AN APPOINTMENT
Midtown Village
Please review and confirm that you would like to request the following appointment:
April 25, 2016
10:00 AM – 11:00 AM
Robert
Tabas
Services *
Savings
Request Appointment
Cancel
11:00 AM
12:00 PM


Multi-Channel Marketing
EFFICIENCY: AVOID WASTED IMPRESSIONS
1. Community = Geo-targeting
2. Email Marketing
3. Google AdWords & Bing
4. Social Media
5. Transit and Newspaper
6. Radio and Television
KEVIN TYLUS AND TIM DAVIS
40

Multi-Channel **Marketing**

- Email
- Print
- Radio
- Television
- Social Media
- Transit
- Web



YES WAY 0.90%
RoyalBank
YES WAY 0.90%
RoyalBank
YES WAY 0.90%
RoyalBank



RoyalBank
BANKING SHOULD BE EASY.
SEPTA
5494
www.septa.org
215-580-7800



BANKING SHOULD BE EASY
We agree.
RBA
ROYAL BANK AMERICA
MAKE THE SWITCH

Royal In the News

2015
PHILADELPHIA BUSINESS JOURNAL
OUTSTANDING DIRECTORS AWARDS
February 20, 2015

AMERICAN BANKER
2016
How a Small Bank Aims to Tap into M&A-Driven Disruption

AMERICAN BANKER | Community Banking
2014
Royal in Pa. Turns to Retail Banking, Millennials to Complete Comeback

AMERICAN BANKER
2015
Back in Black, Pa.'s Royal Now Aims for Asset Quality

Royal **In the News**

AMERICAN BANKER 2016

How a Small Bank Aims to Tap into M&A-Driven Disruption

“Royal’s steady-as-she-goes strategy is serving the Company well.”

- Ted Peters, retired chairman and chief executive, Bryn Mawr Trust Corporation

CEO's **Presentation**

PEOPLE & CULTURE

- High-performance setting
- Efficient organization
- Blend of large bank and community bank experience, capable of managing a larger platform



RBPAA Stock Profile
TRADING VOLUME
43,000
21,500
0
3,979
7,952
32,277
19,091
42,216
2012 AVR
2013 AVR
2014 AVR
2015 AVR
2016 AVR
EARNINGS PER SHARE
$0.35
$0.18
$0.00
$0.00
$0.14
$0.31
YE13
YE14
FY15
STOCK PRICE
$3.25
$2.13
$1.00
$1.20
$1.38
$1.61
$2.09
$3.20
12/31/12
12/31/13
12/31/14
12/31/15
4/25/16
BOOK VALUE*
$1.85
$1.55
$1.25
$1.29
$1.44
$1.77
12/31/13
12/31/14
12/31/15
*Excluding DTA full value.
MICHAEL THOMPSON
45

RBA Trends

	PREFERRED DIRECTION	ROYAL'S DIRECTION
☐ CUSTOMER GROWTH	↑	↑
☐ NET INCOME	↑	↑
☐ CREDIT QUALITY	↑	↑
☐ TOTAL LOANS	↑	↑
☐ NET INTEREST MARGIN	↑	↑
☐ CAPITAL RATIOS	↑	↑
☐ REPUTATION / CULTURE	↑	↑

RoyalBank AMERICA

NASDAQ: RBPAA

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

FORMAL MEETING

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Q&A SESSION

WHEN CALLED ON, PLEASE PROCEED TO THE MICROPHONE. FOR THE BENEFIT OF ALL ATTENDEES, PLEASE STATE YOUR NAME, NUMBER OF SHARES YOU HOLD AND THEN YOUR QUESTION, WITH ONE FOLLOW-UP QUESTION.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

ADJOURNMENT

RoyalBank
AMERICA